Exhibit 10.1.1

FIRST AMENDMENT TO
CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 26, 2012 (this “Amendment”), to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below shall have the meanings set forth in, or are defined by reference in, Article I below) is among THE HAIN CELESTIAL GROUP, INC., a Delaware corporation (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of July 6, 2010 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement as set forth below and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to make such amendments to the Existing Credit Agreement.
NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1.    Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
“Amendment” is defined in the preamble.
“Amendment Effective Date” is defined in Article III.
“Borrower” is defined in the preamble.
“Consenting Lender” means each Lender that has delivered its signature page hereto in a manner and before the time set forth in Section 3.3.
“Credit Agreement” is defined in the first recital.
“Existing Credit Agreement” is defined in the first recital.
“Existing Lender” means each Lender that is a party to the Existing Credit Agreement.

“Lender” is defined in the preamble.
SECTION 1.2.    Other Definitions. Capitalized terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II
AMENDMENT TO EXISTING CREDIT AGREEMENT
Effective on (and subject to the occurrence of) the Amendment Effective Date, Section 2.14 of the Existing Credit Agreement is hereby amended by deleting:
(a)    the reference to “$100,000,000” appearing in clause (a) of such Section and inserting “$200,000,000” in its place; and
(b)    the last parenthetical appearing in clause (a) of such Section in its entirety and inserting the following new parenthetical in its place: “(which shall in no event be less than (A) four Business Days (in the case of the Borrower’s first exercise of its right to request an increase in the Aggregate Commitments under this Section (which, all parties acknowledge and agree, first request was delivered on July 18, 2012)) and (B) ten Business Days (in all other instances of a Borrower exercise hereunder), in each case, from the date of delivery of such notice to the Lenders)”.
Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective on the date first written above (the “Amendment Effective Date”) when the following conditions have been met:
SECTION 3.1.    Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower and the Required Lenders.
SECTION 3.2.    Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, if then invoiced. All accrued fees and expenses of the Administrative Agent and the Lenders (including the fees and expenses of counsel (including any local counsel) for the Administrative Agent shall have been paid.
SECTION 3.3.    Other Documents. The Administrative Agent shall have received such other documents, agreements or information as the Administrative Agent, any Lender or counsel to the Administrative Agent may reasonably request.
ARTICLE IV
MISCELLANEOUS

SECTION 4.1.    Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 4.2.    Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.
SECTION 4.3.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 4.4.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 4.5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 4.6.    Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and Borrower confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Existing Credit Agreement and the Loan Documents, as amended hereby. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.
SECTION 4.7.    Representations and Warranties. To induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders on the Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 4.02(a) of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.
THE HAIN CELESTIAL GROUP, INC.
By: /s/ Ira Lamel
Name: Ira Lamel
Title: Executive VP & CFO

BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Stephen J. Melicharek
Name: Stephen J. Melicharek
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender
By: /s/ Stephen J. Melicharek
Name: Stephen J. Melicharek
Title: Senior Vice President

WELLS FARGO BANK, N.A.

By: /s/ Edward P. Nallan, Jr.
Name: Edward P. Nallan, Jr.
Title: Senior Vice President

FARM CREDIT EAST, ACA

By: /s/ Justin Brown
Name: Justin Brown
Title: Vice President

HSBC Bank USA, National Association, as Lender

By: /s/ Varun Gupta
Name: Varun Gupta
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Devin Roccisano
Name: Devin Roccisano
Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISSEN- BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH

By: /s/ Michael Harder
Name: Michael Harder
Title: Executive Director
By: /s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

COBANK, ACB

By: /s/ Jonathan Logan
Name: Jonathan Logan
Title: Executive Vice President

KEYBANK, NATIONAL ASSOCIATION
By: /s/ James A. Gelle
Name: James A. Gelle
Title: Vice President

RBS Citizens, N.A.

By: /s/ Paul Darrigo
Name: Paul Darrigo
Title: Senior Vice President

T.D. BANK, N.A.

By: /s/ John Topolovec
Name: John Topolovec
Title: Vice President

AGFIRST FARM CREDIT BANK,
AS A LENDER

By: /s/ Matthew H. Jeffords
Name: Matthew H. Jeffords
Title: Asst. Vice President

KBC BANK, N.V.

By: /s/ Kurt O. Pagon
Name: Kurt O. Pagon
Title: Vice President
By: /s/ Thomas R. Lalli
Name: Thomas R. Lalli
Title: Managing Director